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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):             December 23, 1997




                        CANYON RESOURCES CORPORATION
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             (Exact name of Registrant as specified in its charter)



      Delaware                   0-14329                        84-0800747
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    (State or other             (Commission                    (I.R.S. Employer
      jurisdiction              File Number)                 Identification No.)
   of incorporation)


                    14142 Denver West Parkway, Suite 250
                                 Golden, CO                           80401
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                   (Address of principal executive offices)         (zip code)


Registrant's telephone number, including area code            (303) 278-8464
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                                Not Applicable
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         (Former name or former address, if changed since last report)





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ITEM 5           OTHER EVENTS

         Canyon Resources Corporation (the "Registrant") entered into an Agency Agreement with RBC Dominion Securities Inc. dated as of December 23, 1997, pursuant to which, on December 30, 1997, the Registrant issued and sold 2,510,000 shares of its Common Stock, $.01 par value per share, at a price of $1.00 per share.

ITEM 7           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                 EXHIBITS

                 (c)      Exhibits
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                          1.1     Form of Agency Agreement dated as of December
                                  23, 1997 between Canyon Resources Corporation and RBC Dominion Securities Inc.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CANYON RESOURCES CORPORATION



Date: January 9, 1998             By: /s/ Gary C. Huber
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                                      Gary C. Huber, Vice President





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                                 EXHIBIT INDEX


EXHIBIT
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1.1              Form of Agency Agreement dated as of December 23, 1997 between
                 Canyon Resources Corporation and RBC Dominion Securities Inc.





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